Exhibit 10.3

LEASE AMENDMENT

This Lease Amendment (“Lease Amendment”) is made and entered into as of August 23, 2012, by and between ARI-VKBP, LLC, a Delaware limited liability company, ARI-VKBP 1, LLC, a Delaware limited liability company, ARI-VKBP 2, LLC, a Delaware limited liability company, ARI-VKBP 3, LLC, a Delaware limited liability company, ARI-VKBP 4, LLC, a Delaware limited liability company, ARI-VKBP 5, LLC, a Delaware limited liability company, ARI-VKBP 6, LLC, a Delaware limited liability company, ARI-VKBP 7, LLC, a Delaware limited liability company, ARI-VKBP 8, LLC, a Delaware limited liability company, ARI-VKBP 9, LLC, a Delaware limited liability company, ARI-VKBP 10, LLC, a Delaware limited liability company and ARI- VKBP 17, LLC, a Delaware limited liability company, as tenants in common (collectively, “Landlord”) and Hosting.Com Data Centers II, LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A.        Landlord’s predecessor-in-interest and Tenant’s predecessor-in-interest entered into that certain Office Lease Agreement dated March 27, 2007 (the “Original Lease”), as amended by that certain Amendment to Lease dated February 1, 2011 (“First Amendment”) pursuant to which Tenant leased from Landlord the Premises.

B.        Tenant and Landlord acknowledge that there is a typographical error in Section 13A of the Original Lease and the parties intend to correct such error in this Lease Amendment.

C.        All terms not defined in this Lease Amendment shall be as defined in the Original Lease.

NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Assignment and Subletting. The term “adequate” in the 6th line of Section 13A of the original Lease is hereby deleted and replaced with the term “inadequate”.

2.        Miscellaneous.

 2.1      Entire Agreement.  As of the date hereof, the term “Lease” shall collectively refer to the Original Lease (including the Exhibits thereto), the First Amendment (including the Exhibit thereto), and this Lease Amendment. This Lease Amendment contains the entire agreement between the parties hereto with respect to the subject matter hereof. No other agreements not specifically referred to in that certain Estoppel Certificate dated as of July 24, 2012 executed by Tenant and delivered to Mesaville Holdings, LLC, a California limited liability company, or herein, oral or otherwise, shall be deemed to exist between Landlord and Tenant. Should any provision or provisions of this Lease Amendment be deemed unenforceable for any reason, the balance shall nonetheless remain in full force and effect. Should any provision be deemed invalid due to its scope or breadth, such provision shall be deemed invalid to the extent of the scope or breadth permitted by law. The defined terms set forth in this Lease Amendment shall have the same meaning as the defined terms set forth in the Lease.

 2.2      Modifications and Amendments. No amendment, change of modification of this Lease Amendment shall be valid unless made in writing and signed by all parties hereto.

 2.3      Counterparts.  This Lease Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment as of the date first above written.

“Landlord”

ARI-VKBP, LLC, a Delaware limited liability company, ARI-VKBP 1, LLC, a Delaware limited liability company, ARI-VKBP 2, LLC, a Delaware limited liability company, ARI-VKBP 3, LLC, a Delaware limited liability company, ARI-VKBP 4, LLC, a Delaware limited liability company, ARI-VKBP 5, LLC, a Delaware limited liability company, ARI-VKBP 6, LLC, a Delaware limited liability company, ARI-VKBP 7, LLC, a Delaware limited liability company, ARI-VKBP 8, LLC, a Delaware limited liability company, ARI-VKBP 9, LLC, a Delaware limited liability company, ARI-VKBP 10, LLC, a Delaware limited liability company and ARI-VKBP 17, LLC, a Delaware limited liability company, as tenants in common

By:	Birtcher Anderson Realty Management, Inc., as Manager

By:

Name:
Title:

“Tenant”
Hosting.Com Data Centers II, LLC. A Delaware limited liability company

By:
Name:	Chris Wheeler
Title:	CFO

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